UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  November 10, 2008

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

1955 Lakeway Drive
Lewisville, Texas 75057
(Address of Registrant’s principal executive offices)

(469) 549-3800
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On September 13, 2011, INX Inc.’s President and Chief Executive Officer, Mark Hilz is scheduled to present at the annual Rodman Renshaw Global Investment Conference (“Conference”) at 3:15 p.m. Eastern time.  The conference is being held on September 11-13, 2011 at the Waldorf Astoria Hotel located at 301 Park Avenue, New York, NY. The PowerPoint slide presentation with the material content of Mr. Hilz’s presentation will be available on INX’s website at www.inxi.com/webcasts.   Attached as Exhibit 99.1 are the PowerPoint slides that will be presented at the Conference.  Pursuant to Regulation FD, INX Inc. hereby furnishes the presentation materials as Exhibit 99.1 to this report.

Note:  The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	PowerPoint Presentation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.
Date: September 13, 2011	By:	/s/ James H. Long
James H. Long Executive Chairman

EXHIBIT INDEX

Exhibit
Number	Description
99.1	PowerPoint Presentation